UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2006

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                        BrainStorm Cell Therapeutics Inc.
             (Exact Name of Registrant as Specified in its Charter)

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         Washington                   333-61610                 912061053
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)

                           1350 Avenue of the Americas
                            New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 557-9000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

      On May 23, 2006, the Company entered into a corrective amendment (the "Amendment") to the Research and License Agreement (the "Research and License Agreement") with Ramot at Tel Aviv University Ltd. ("Ramot") dated March 30, 2006, for the sole purpose of correcting Section 7.4 of the Research and License Agreement to properly reflect the original intent and agreement of the parties. The corrected provision reduces the amount that the Company will pay Ramot with respect to sublicense receipts from up to 30% of all sublicense receipts to (a) 25% of sublicense receipts, with respect to sublicenses granted prior to completion of Phase II Clinical Studies and (b) 20% of sublicense receipts, with respect to sublicenses granted following completion of Phase II Clinical Studies. The Amendment is effective as of March 30, 2006. A copy of the Research and License Agreement was filed with the Securities and Exchange Commission as
Exhibit 10.1 to the Company's Form 8-K filed April 4, 2006.

      The foregoing description is subject to, and qualified in its entirety by the Amendment, which is filed as an exhibit hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Amendment Agreement, dated May 23, 2006 between the Registrant and Ramot at Tel Aviv University Ltd.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BRAINSTORM CELL THERAPEUTICS INC.


                                        By: /s/ Yoram Drucker
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Date: May 30, 2006                         Yoram Drucker
                                           Chief Operating Officer
                                           (Principal executive officer)

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                                  EXHIBIT INDEX

Exhibit No. Description
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10.1        Amendment Agreement, dated May 23, 2006 between the Registrant and
            Ramot at Tel Aviv University Ltd.